SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 27, 2011

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX 75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                             Termination of a Material Definitive Agreement

See Item 8.01 “Other Events” regarding the termination of the Agreement and Plan of Merger (as defined below) on October 27, 2011.

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders of TGC Industries, Inc. (“TGC”) was held on October 27, 2011 at which the following matters were submitted for a vote to TGC’s shareholders:

(1)                                  To approve the Agreement and Plan of Merger, dated March 20, 2011, by and among TGC, Dawson Geophysical Company (“Dawson”) and 6446 Acquisition Corp., a direct wholly-owned subsidiary of Dawson, as amended (the “Agreement and Plan of Merger”), pursuant to which 6446 Acquisition Corp. would have merged with and into TGC with TGC surviving and becoming a direct wholly owned subsidiary of Dawson.  This proposal required the approval of holders of at least 80% of the outstanding shares of common stock of TGC on August 29, 2011, the record date, and it did not receive the requisite vote based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

14,702,248	1,634,309	98,116	0

(2)                                  To approve a non-binding advisory resolution on certain compensation to be paid by TGC to TGC’s named executive officers upon consummation of the merger.  This proposal was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

14,779,112	1,484,706	170,855	0

(3)                                  To approve adjournments to the TGC special meeting, if necessary or appropriate, to permit the solicitation of additional proxies if there were not sufficient votes at the time of the special meeting to adopt Proposal 1.  This proposal was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

14,752,506	1,670,135	12,032	0

Item 8.01.                                          Other Events.

On October 28, 2011, TGC issued a press release announcing that the Agreement and Plan of Merger did not receive the necessary votes for approval and, that as a result thereof, TGC terminated the Agreement and Plan of Merger.  The press release also announced that the volume weighted average price of Dawson common stock on the NASDAQ during the 10 consecutive trading days ended on October 25, 2011 was less than $32.54, and TGC and Dawson were unable to come to a mutual agreement on a new exchange ratio.

A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference herein.

*      *     *

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits

Exhibit Number	Description
99.1	Press release dated October 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: November 2, 2011	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated October 28, 2011.